PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED JULY 9, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________________

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

__________________________

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Advaxis, Inc.

(Name of Registrant as Specified in Its Charter)

________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED JULY 9, 2012

305 College Road East
Princeton, New Jersey 08540

To Our Stockholders:

We are pleased to invite you to attend the Annual Meeting of Stockholders of Advaxis, Inc. to be held on Monday, August 13, 2012 at 10:00 a.m., Eastern Daylight Time, at the D&R Greenway Land Trust, Johnson Education Center, One Preservation Place, Princeton, NJ 08540.

The following pages include a formal notice of the meeting, the proxy statement and a copy of our Annual Report on Form 10-K for the fiscal year ended October 31, 2011. The proxy statement describes various matters on the agenda for the meeting. Please read these materials so that you will know what we plan to do at the meeting. It is important that your shares be represented at the Annual Meeting, regardless of whether you plan to attend the meeting in person. Please vote your shares as soon as possible through any of the voting options available to you as described in this proxy statement.

On behalf of management and our Board of Directors, we thank you for your continued support of Advaxis, Inc.

Sincerely,

Thomas A. Moore
Chairman and Chief Executive Officer

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PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED JULY 9, 2012

Advaxis, Inc.
305 College Road East
Princeton, New Jersey 08540

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Advaxis, Inc. (the “Company”) will be held at the D&R Greenway Land Trust, Johnson Education Center, One Preservation Place, Princeton, NJ 08540, on August 13, 2012, at 10:00 a.m., Eastern Daylight Time, to consider and act upon the following:

1.	To elect five members of the board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

2.	To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), to increase the total number of authorized shares of capital stock available for issuance from 505,000,000 consisting of 500,000,000 shares of common stock and 5,000,000 shares of “blank check” preferred stock to 1,005,000,000 consisting of 1,000,000,000 shares of common stock and 5,000,000 shares of “blank check” preferred stock.

3.	To ratify and approve an amendment to our 2011 Omnibus Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 45,000,000 shares.

4.	To ratify the selection of McGladrey & Pullen, LLP as the Company’s independent registered public accountants for the fiscal year ending October 31, 2012.

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Holders of record of the Company’s common stock at the close of business on July 2, 2012 are entitled to receive notice of, and to vote at, the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

Mark J. Rosenblum,
Chief Financial Officer and Secretary
Princeton
July __, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
August 13, 2012.

THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL
YEAR ENDED OCTOBER 31, 2011 ARE AVAILABLE AT
WWW.PROXYVOTE.COM

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING AND IN ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED JULY 9, 2012

ADVAXIS, INC.

TABLE OF CONTENTS

INFORMATION ABOUT THE ANNUAL MEETING	5
INFORMATION ABOUT THE VOTING	6
PROPOSAL NO. 1 ELECTION OF DIRECTORS	9
CORPORATE GOVERNANCE MATTERS	11
OWNERSHIP OF SECURITIES	16
COMPENSATION OF OFFICERS AND DIRECTORS	19
PROPOSAL NO. 2 APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF CAPITAL STOCK AVAILABLE FOR ISSUANCE	27
PROPOSAL NO. 3 RATIFICATION AND APPROVAL OF AN AMENDMENT TO OUR 2011 INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER SUCH PLAN BY 45,000,000 SHARES	29
PROPOSAL NO. 4 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	31
DEADLINE FOR RECEIPT OF 2013 STOCKHOLDER PROPOSALS	33
DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS	33
OTHER MATTERS	33

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PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED JULY 9, 2012

ADVAXIS, INC.
305 College Road East
Princeton, New Jersey 08540

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON August 13, 2012

The enclosed proxy is solicited by the Board of Directors of Advaxis, Inc. (the “Board”) for use at the Annual Meeting. Your vote is very important. For this reason, the Board is requesting that you allow your shares to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. In connection with the solicitation of proxies by the Board, we are mailing this proxy statement, the enclosed proxy card, and our Annual Report on Form 10-K for the fiscal year ended October 31, 2011, which we refer to as fiscal 2011, to all stockholders entitled to vote at the Annual Meeting. We expect these materials to be first mailed to stockholders on or about July 19, 2012.

In this proxy statement, terms such as “we,” “us” and “our” refer to Advaxis, Inc., which may also be referred to from time to time as “Advaxis” or the “Company.”

Information About The Annual Meeting

When is the Annual Meeting?

The Annual Meeting will be held at 10:00 a.m., Eastern Daylight Time, on Monday, August 13, 2012.

Where will the Annual Meeting be held?

The Annual Meeting will be held at the D&R Greenway Land Trust, Johnson Education Center, One Preservation Place, Princeton, NJ 08540. To obtain directions to be able to attend the Annual Meeting and vote in person, contact Mark J. Rosenblum at (609) 452-9813.

What items will be voted on at the Annual Meeting?

There are five matters scheduled for a vote:

•	To elect five members of the board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified;

•	To approve an amendment to our Certificate of Incorporation to increase the total number of authorized shares of capital stock (“Authorized Share Increase Amendment”) available for issuance from 505,000,000 consisting of 500,000,000 shares of common stock and 5,000,000 shares of “blank check” preferred stock to 1,005,000,000 consisting of 1,000,000,000 shares of common stock and 5,000,000 shares of “blank check” preferred stock;

•	To ratify and approve an amendment to our 2011 Omnibus Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 45,000,000 shares (the “2011 Incentive Plan Amendment”); and

•	To ratify the selection of McGladrey & Pullen, LLP as our independent registered public accountants for the fiscal year ending October 31, 2012, which we refer to as fiscal 2012.

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

What are the Board of Directors’ recommendations?

Our Board recommends that you vote:

•	“FOR” the election of each of the five nominees named herein to serve on the Board;

•	“FOR” the approval of the Authorized Share Increase Amendment;

•	“FOR” the ratification and approval of the Incentive Plan Amendment; and

•	“FOR” the ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for fiscal 2012.

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Information About The Voting

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on July 2, 2012, which we refer to as the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting, or any adjournment or postponement thereof. As of the close of business on the Record Date, we had 363,451,168 shares of common stock outstanding. Each share of common stock entitles its holder to one vote at the Annual Meeting.

•	Stockholders of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Securities Transfer Corporation, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card, to ensure your vote is counted.

•	Beneficial Owner: Shares Registered in the Name of a Broker, Bank, Custodian or Other Nominee. If on the Record Date your shares were held in an account at a brokerage firm, bank, custodian or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, custodian or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, custodian or other nominee.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On the Record Date, there were 363,451,168 shares outstanding and entitled to vote. Thus, 121,150,390 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, custodian or other nominee) or if you vote in person at the Annual Meeting. Votes withheld from nominees for directors, abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present in person or represented by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

How do I vote?

You may either vote “FOR” all the nominees to the Board or you may withhold your vote for all nominees or for any nominee you specify. For each of the other matters to be voted on, you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are fairly simple:

•	Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.
•	To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	Beneficial Owner: Shares Registered in the Name of Broker, Bank, Custodian or Other Nominee. If you are a beneficial owner of shares registered in the name of your broker, bank, custodian or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, custodian or other nominee. Follow the instructions from your broker, bank, custodian or other nominee included with these proxy materials, or contact your broker, bank, custodian or other nominee to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

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•	You may submit another properly completed proxy bearing a later date;

•	You may send a written notice that you are revoking your proxy to Advaxis, Inc. at 305 College Road East, Princeton, New Jersey 08540, Attention: Mark J. Rosenblum, Chief Financial Officer and Secretary (so long as we receive such notice no later than the close of business on the day before the Annual Meeting); or

•	You may attend the Annual Meeting and notify the election officials at the Annual Meeting that you wish to revoke your proxy and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, custodian or other nominee, you should follow the instructions provided by such broker, bank, custodian or other nominee.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” votes, withheld votes and broker non-votes, and, with respect to proposals other than the election of directors, “AGAINST” votes and abstentions. Abstentions will be counted towards the vote total for each proposal (other than for the election of directors) and will have the same effect as “AGAINST” votes. Broker non-votes will not be counted towards the vote total for any proposal and will have the same effect as “AGAINST” votes with respect to the proposal to increase the number of authorized shares and will have no effect with respect to the proposal to amend the Advaxis 2011 Omnibus Incentive Plan and the proposal to ratify the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for fiscal 2012.

Brokers who hold shares in street name have the discretionary authority to vote on certain “routine” items when they have not received instructions from their clients. For purposes of our Annual Meeting, brokers will be prohibited from exercising discretionary authority with respect to the election of members to our Board of Directors, the increase in the number of authorized shares and the amendment to the Advaxis 2011 Omnibus Incentive Plan. If the organization that holds your shares does not receive instructions from you on how to vote your shares on these matters, the organization that holds your shares will inform us that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” Broker non-votes will be considered as represented for purposes of determining a quorum, but will not otherwise affect voting results, except that a broker non-vote with respect to each of the increase in the number of authorized shares is effectively a vote “AGAINST” such proposal.

How many votes are needed to approve each proposal?

•	For the election of directors, the five nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Only votes “FOR” or votes withheld with respect to any or all of the nominees will affect the outcome.

•	To be approved, Proposal No. 2, the approval of the Authorized Share Increase Amendment, must each receive “FOR” votes from the holders of a majority of the total number of shares of our common stock outstanding on the record date.

•	To be approved, Proposal No. 3, the ratification and approval of the Incentive Plan Amendment, and Proposal No. 4, the ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for fiscal 2012, must each receive “FOR” votes from the majority of shares present and entitled to vote either in person or by proxy.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Form 8-K filed with the Securities and Exchange Commission, or SEC, within four business days after the Annual Meeting.

How do I obtain a list of the Company’s stockholders?

A list of our stockholders as of the Record Date, will be available for inspection at our corporate headquarters located at 305 College Road East, Princeton, New Jersey 08540 during normal business hours during the 10-day period prior to the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. We have engaged the firm of _____, as our proxy solicitor, at a fee estimated to be up to $_____ for the initial solicitation services, plus reimbursement of out-of-pocket expenses. If you choose to vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.

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Additional Information

Who should I contact if I have any questions?

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Mark J. Rosenblum, Chief Financial Officer and Secretary, by mail at Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, by Telephone: (609) 452-9813 or by Fax: (609) 452-9818.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our By-laws provide that the number of directors is to be fixed by action of the directors. The Board has recommended for this Annual Meeting that the number of directors be fixed at five and has nominated five persons for election as directors as noted below. Each director will hold office until the next annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier resignation or removal. For information regarding the independence of our directors, see “Corporate Governance Matters — Director Independence” below.

Unless otherwise instructed, the persons named in the proxy will vote to elect the five nominees named below as directors. Although the Board does not contemplate that any of the nominees will be unavailable to serve as a director, should any unexpected vacancies occur, the enclosed proxy will be voted for such substituted nominees, if any, as may be designated by the Board. In no event will the proxy be voted for more than five directors.

Biographical Information for Nominees for Director

The names of the nominees for election as directors at the Annual Meeting, each of whom is an incumbent director, and certain information about them, including their ages as of July 5, 2012, is set forth below:

Name	Age	Position

Thomas A. Moore	60	Chief Executive Officer and Chairman of our Board of Directors
Dr. James Patton	54	Director
Roni A. Appel	45	Director
Dr. Thomas McKearn	61	Director
Richard Berman	69	Director

Thomas A. Moore.  Mr. Moore joined our Board as an independent director in September 2006. Effective December 15, 2006, Mr. Moore was appointed our Chairman and Chief Executive Officer.  He is currently also a director of Opt-e-scrip, Inc., which markets a clinical system to compare multiple drugs in the same patient.  He also serves on the board of directors of Mayan Pigments, Inc., which has developed and patented Mayan pigment technology.  Previously, from June 2002 to June 2004 Mr. Moore was President and Chief Executive Officer of Biopure Corporation, a developer of oxygen therapeutics that are intravenously administered to deliver oxygen to the body’s tissues.  From 1996 to November 2000 he was President and Chief Executive Officer of Nelson Communications.  Prior to 1996, Mr. Moore had a 23-year career with the Procter & Gamble Company in multiple managerial positions, including President of Health Care Products where he was responsible for prescription and over-the-counter medications worldwide, and Group Vice President of the Procter & Gamble Company.  Mr. Moore is a graduate of Princeton University. Mr. Moore’s extensive business, managerial, executive and leadership experience in the healthcare industry make him particularly qualified to serve on our Board.

Dr. James Patton.  Dr. Patton has served as a member of our board of directors since February 2002, as Chairman of our board of directors from November 2004 until December 31, 2005 and as our Chief Executive Officer from February 2002 to November 2002.  Since February 1999, Dr. Patton has been the Vice President of Millennium Oncology Management, Inc., which provides management services for radiation oncology care to four sites.  Dr. Patton has been a trustee of Dundee Wealth US, a mutual fund family since October 2006.  In addition, he has been President of Comprehensive Oncology Care, LLC since 1999, a company which owned and operated a cancer treatment facility in Exton, Pennsylvania until its sale in 2008.  From February 1999 to September 2003, Dr. Patton also served as a consultant to LibertyView Equity Partners SBIC, LP, a venture capital fund based in Jersey City, New Jersey.  From July 2000 to December 2002, Dr. Patton served as a director of Pinpoint Data Corp. From February 2000 to November 2000, Dr. Patton served as a director of Healthware Solutions.  From June 2000 to June 2003, Dr. Patton served as a director of LifeStar Response.  He earned his B.S. from the University of Michigan, his Medical Doctorate from Medical College of Pennsylvania, and his M.B.A. from Penn’s Wharton School.  Dr. Patton was also a Robert Wood Johnson Foundation Clinical Scholar.  He has published papers regarding scientific research in human genetics, diagnostic test performance and medical economic analysis.  Dr. Patton’s experience as a trustee and consultant to funds that invest in life science companies provide him with the perspective from which we benefit. Additionally, Dr. Patton’s medical experience and service as a principal and director of other life science companies makes Dr. Patton particularly qualified to serve as our director.

Roni A. Appel. Mr. Appel has served as a member of our board of directors since November 2004. He was our President and Chief Executive Officer from January 1, 2006 and Secretary and Chief Financial Officer from November 2004, until he resigned as our Chief Financial Officer on September 7, 2006 and as our President, Chief Executive Officer and Secretary on December 15, 2006. From 1999 to 2004, he was a partner and managing director of LV Equity Partners (f/k/a LibertyView Equity Partners). From 1998 until 1999, he was a director of business development at Americana Financial Services, Inc.  From 1994 to 1998 he was an attorney and completed his MBA at Columbia University. Mr. Appel’s longstanding service with us and his entrepreneurial investment career in early stage biotech businesses qualify him to serve as our director.

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Dr. Thomas L. McKearn.  Dr. McKearn has served as a member of our board of directors since July 2002.  He brings more than 25 years of experience in the translation of biotechnology science into oncology products.  First as one of the founders of Cytogen Corporation, then as an Executive Director of Strategic Science and Medicine at Bristol-Myers Squibb and now as the VP of Strategic Clinical Affairs at Agennix, Inc. (formerly GPC-Biotech), he has worked at bringing the most innovative laboratory findings into the clinic and through the FDA regulatory process for the benefit of cancer patients who need better ways to cope with their afflictions.  Prior to entering the biotechnology industry in 1981, Dr. McKearn received his medical, graduate and post-graduate training at the University of Chicago and served on the faculty of the Medical School at the University of Pennsylvania. Dr. McKearn’s experience in managing life science companies, his knowledge of medicine and his commercialization of biotech products particularly qualify him to serve as our director.

Richard Berman.  Mr. Berman has served as a member of our board of directors since September 1, 2005. Mr. Berman’s business career spans over 35 years of venture capital, senior management and merger and acquisitions experience. In the past five years, Mr. Berman has served as a director and/or officer of over a dozen public and private companies. From 2006 to 2011, Mr. Berman was Chairman of National Investment Managers, a company with $12 billion in pension administration assets. In June 2011, he became chairman of the International Corporation for Project Finance LLC, a leading private infrastructure finance company involved in over $10 billion of projects. Mr. Berman is currently a director of four public companies: Broadcaster, Inc., Easylink Services International, Inc., Advaxis, Inc., and Neostem, Inc. From 1998 to 2000, he was employed by Internet Commerce Corporation (now Easylink Services) as Chairman and CEO. Prior to 1998, Mr. Berman worked at Goldman Sachs and was Senior Vice President of Bankers Trust Company. Mr. Berman is a past Director of the Stern School of Business of NYU where he obtained his BS and MBA. He also has U.S. and foreign law degrees from Boston College and The Hague Academy of International Law, respectively. Mr. Berman’s extensive knowledge of our industry, his role in the governance of publically held companies and his directorships in other life science companies qualify him to serve as our director.

The Board recommends that stockholders vote “FOR” electing each of the five nominees listed above.

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CORPORATE GOVERNANCE MATTERS

Board of Directors.

The Board held 5 meetings in fiscal 2011. Each director attended 75% or more of the aggregate of: (1) the total number of Board meetings; and (2) the total number of meetings of the committee(s) of which he is a member, if any. We do not have a written policy on board attendance at annual meetings of stockholders. We will encourage, but will not require, our directors to attend the Annual Meeting.

The table below describes the Board’s committees

Committee Name	Members	Number of Meetings in Fiscal 2011	Principal Functions
Audit Committee	R. Berman J. Patton (Chairman)	4	The Audit Committee is responsible for the following:
			•	recommending the engagement of auditors to the full Board;
			•	reviewing the results of the audit engagement with the independent registered public accounting firm;
			•	identifying irregularities in the management of our business in consultation with our independent accountants, and suggesting an appropriate course of action;
			•	reviewing the adequacy, scope, and results of the internal accounting controls and procedures;
			•	reviewing the degree of independence of the auditors, as well as the nature and scope of our relationship with our independent registered public accounting firm; and
			•	reviewing the auditors’ fees.
Compensation Committee	R. Berman (Chairman) T. McKearn	1	The Compensation Committee determines the salaries and incentive compensation of our officers subject to applicable employment agreements, and provides recommendations for the salaries and incentive compensation of our other employees and consultants.
Nominating and Corporate Governance	R. Berman (Chairman) T. Moore	0	The functions of the Nominating and Corporate Governance Committee include the following:
			•	identifying and recommending to the Board individuals qualified to serve as members of the Board and on the committees of the Board;
			•	advising the Board with respect to matters of board composition, procedures and committees;
			•	developing and recommending to the Board a set of corporate governance principles applicable to us and overseeing corporate governance matters generally including review of possible conflicts and transactions with persons affiliated with directors or members of management; and
			•	overseeing the annual evaluation of the Board and our management.

Director Independence

In accordance with the disclosure requirements of the SEC, and since the Over-The-Counter Bulletin Board, which we refer to as the OTC Bulletin Board, does not have its own rules for director independence, we have adopted the NASDAQ listing standards for independence effective April 2010. Although we are not presently listed on any national securities exchange, each of our directors, other than Mr. Thomas A. Moore and Mr. Roni Appel, is independent in accordance with the definition set forth in the NASDAQ rules. Each current member of the Audit Committee and Compensation Committee is an independent director under the NASDAQ standards. The Board considered the information included in transactions with related parties as outlined below along with other information the Board considered relevant, when considering the independence of each director.

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Audit Committee

The Audit Committee of the Board is currently composed of two directors, both of whom satisfy the independence standards for Audit Committee members under the NASDAQ rules (although our securities are not listed on the NASDAQ stock market but are quoted on the OTC Bulletin Board). For fiscal 2011, the Audit Committee was composed of Mr. Berman and Dr. Patton, with Mr. Berman serving as the audit committee’s financial expert as defined under Item 407 of Regulation S-K of the Securities Act of 1933, as amended, which we refer to as the Securities Act. The Board has determined that the Audit Committee financial expert is independent as defined in (i) Rule 10A-3(b)(i)(ii) under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act and (ii) Section 121 B(2)(a) of the NYSE Amex Equities Company Guide (although our securities are not listed on the NYSE Amex Equities but are quoted on the OTC Bulletin Board). The Audit Committee operates under a written charter, which is available to stockholders on our website.

Compensation Committee

The Compensation Committee currently consists of Mr. Berman and Dr. McKearn. The Compensation Committee determines the salaries and incentive compensation of our officers subject to applicable employment agreements, and provides recommendations for the salaries and incentive compensation of our other employees and consultants. In determining the compensation of our officers, the Compensation Committee receives guidance from the Radford Global Life Sciences Survey that provides compensation information for the region in which we operate (Northeast U.S.) and for companies with less than 50 employees. The Compensation Committee operates under a written charter, which is available to stockholders on our website.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Mr. Berman and Mr. Moore. The Nominating and Corporate Governance Committee operates under a written charter, which is available to stockholders on our website. The Nominating and Corporate Governance Committee did not meet in fiscal 2011.

The Nominating and Corporate Governance Committee will consider director candidates recommended by eligible stockholders. You may recommend director nominees for consideration by the Nominating and Corporate Governance Committee by writing to the Nominating and Corporate Governance, Attention: Chairman, Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540. Any recommendations for director made to the Nominating and Corporate Governance Committee should include the nominee’s name and qualifications for membership on our Board, and should include the following information for each person you are recommending or nominating for election as a director:

•	The name, age, business address and residence address of the person;

•	The principal occupation or employment of the person;

•	The number of shares of our common stock which the person owns beneficially or of record; and

•	Any other information relating to the person that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

In addition, your notice must include the following information about you:

•	Your name and record address;

•	The number of shares of our common stock that you owns beneficially or of record;

•	A description of all arrangements or understandings between you and each proposed nominee and any other person or persons, including their names, pursuant to which the nomination is to be made;

•	A representation that you intend to appear in person or by proxy at the annual meeting to nominate the person or persons named in your notice; and

•	Any other information about you that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

The notice must include written consent by each proposed nominee to being named as a nominee and to serve as a director if elected. No person will be eligible for election as a director of ours unless recommended by the Nominating and Corporate Governance Committee and nominated by the Board or nominated in accordance with the procedures set forth above. Candidates proposed by stockholders for nomination are evaluated using the same criteria as candidates initially proposed by the Nominating and Corporate Governance Committee.

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We must receive the written nomination for an annual meeting not less than 90 days and not more than 120 days prior to the first anniversary of the previous year’s annual meeting of stockholders, or, if no annual meeting was held the previous year or the date of the annual meeting is advanced more than 30 days before or delayed more than 60 days after the anniversary date, we must receive the written nomination not more than 120 days prior to the annual meeting and not less than the later of 90 days prior to the annual meeting or ten days following the day on which public announcement of the date of the annual meeting is first made. For a special meeting, we must receive the written nomination not less than the later of 90 days prior to the special meeting or ten days following the day on which public announcement of the date of the special meeting is first made.

The Nominating and Corporate Governance Committee expects, as minimum qualifications, that nominees to the Board (including incumbent directors) will enhance the Board’s management, finance and/or scientific expertise, will not have a conflict of interest and will have a high ethical standard. A director nominee’s knowledge and/or experience in areas such as, but not limited to, the medical, biotechnology, or life sciences industry, equity and debt capital markets and financial accounting are likely to be considered both in relation to the individual’s qualification to serve on the Board and the needs of the Board as a whole. Other characteristics, including but not limited to, the director nominee’s material relationships with us, time availability, service on other boards of directors and their committees, or any other characteristics which may prove relevant at any given time as determined by the Nominating and Corporate Governance Committee shall be reviewed for purposes of determining a director nominee’s qualification.

Candidates for director nominees are evaluated by the Nominating and Corporate Governance Committee in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

While we do not have a formal diversity policy for Board membership, we will seek to ensure that its membership consists of sufficiently diverse backgrounds, meaning a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. In considering candidates for the Board, the independent directors will consider, among other factors, diversity with respect to viewpoints, skills, experience and other demographics.

Board Leadership Structure

Thomas A. Moore has been the Chairman of the Board and our Chief Executive Officer since December 15, 2006. We believe that having one person, particularly Mr. Moore with his wealth of industry and executive management experience, his extensive knowledge of the operations of our company and his own history of innovation and strategic thinking, serve as both Chief Executive Officer and Chairman is the best leadership structure for us because it demonstrates to our employees, customers and stockholders that we are under strong leadership, with a single person setting the tone and having primary responsibility for managing our operations. This unity of leadership promotes strategy development and execution, timely decision-making and effective management of our resources. We do not have a lead independent director. We believe that we are well-served by this structure.

As described above, three of our five directors are independent. In addition, all of the directors on each of the Audit Committee and Compensation Committee, and one of the two directors on the Nominating and Corporate Governance Committee, are independent directors. The committee chairs set the agendas for their committees and report to the full Board on their work. All of our independent directors are highly accomplished and experienced business people in their respective fields, who have demonstrated leadership in significant enterprises and are familiar with board processes. Our independent directors bring experience, oversight and expertise from outside the Company and industry, while our Chairman and Chief Executive Officer and Mr. Appel bring company-specific experience and expertise.

Risk Oversight

The Board has an active role in overseeing our risk management and is responsible for discussing with management and the independent auditors our major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure. The Board regularly engages in discussions of the most significant risks that we are facing and how those risks are being managed. The Chairman and Chief Executive Officer’s extensive knowledge of us uniquely qualifies him to lead the Board in assessing risks. The Board believes that its work and the work of the Chairman and Chief Executive Officer, enables the Board to effectively oversee our risk management function.

Stockholder Communications to the Board

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-employee directors as a group, by writing to the following address:

Advaxis, Inc.
305 College Road East
Princeton, New Jersey 08540
Attn: Board of Directors

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Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We generally will not forward to the directors a stockholder communication that we determine to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about us.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and each person who owns more than ten percent of a registered class of our equity securities (collectively, “Reporting Persons”) to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock and our other equity securities. Reporting Persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of the forms received by us during fiscal 2011 and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year, was a director, executive officer or beneficial owner of more than ten percent of our common stock complied with all Section 16(a) filing requirements during such fiscal year, except for the Form 4 filed on August 31, 2011 to report the June 24, 2011 acquisition warrants to purchase shares of Common Stock by Mr. Moore.

Certain Relationships and Related Transactions

Our policy is to enter into transactions with related parties on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties. Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all of the transactions described below met this policy standard at the time they occurred.

On September 22, 2008, we entered into a note purchase agreement with our Chief Executive Officer, Thomas A. Moore, which we refer to as the Moore Note Purchase Agreement, pursuant to which we agreed to sell to Mr. Moore, from time to time, one or more senior promissory notes, which we refer to as the Moore Notes. On June 15, 2009, we amended the terms of the Moore Notes to increase the amounts available from $800,000 to $950,000 and to change the maturity date of the Moore Notes from June 15, 2009 to the earlier of January 1, 2010 or our next equity financing resulting in gross proceeds to us of at least $6.0 million. On February 15, 2010, we agreed to amend the terms of the Moore Notes such that (i) Mr. Moore had the option to elect to receive accumulated interest thereon on or after March 17, 2010 (which amounted to approximately $130,000), (ii) we were to begin to make monthly installment payments of $100,000 on the outstanding principal amount on April 15, 2010; provided, however, that the balance of the principal will be repaid in full on consummation of our next equity financing resulting in gross proceeds to us of at least $6.0 million and (iii) we will retain $200,000 of the repayment amount for investment in our next equity financing. In May 2010, we issued 1,176,471 shares of common stock to Mr. Moore (based on a price of $0.17 per share) in satisfaction of $200,000 of Moore Notes.

In connection with a loan made by Mr. Moore to us in the amount of $230,000, we agreed to further amend and restate the terms of the Moore Notes on March 17, 2011 to increase the principal amount due by $230,000. Under the terms of the amended and restated Moore Notes: (i) the maturity date is the earlier of (x) the date of consummation of an equity financing by us in an amount of $6.0 million or more and (y) the occurrence of any event of default as defined in the Moore Notes, (ii) Mr. Moore may elect, at his option, to receive accumulated interest thereon on or after April 15, 2011 (which amounted to approximately $91,000), and (iii) we may retain, at the option of Mr. Moore, $200,000 of the repayment amount for investment in our next equity financing. In addition, Mr. Moore made a loan to us in the amount of $65,000 in April 2011.

The Moore Notes bear interest at a rate of 12% per annum, compounded quarterly, and may be prepaid in whole or in part at our option without penalty at any time prior to maturity. In consideration of Mr. Moore’s original agreement to purchase the Moore Notes, we agreed that concurrently with an equity financing resulting in gross proceeds to us of at least $6.0 million, we will issue to Mr. Moore a warrant to purchase our common stock, which will entitle Mr. Moore to purchase a number of shares of our common stock equal to one share per $1.00 invested by Mr. Moore in the purchase of the Moore Notes. The terms of these warrants were subsequently modified by our board of directors based on the terms of a senior bridge financing increasing the number of shares underlying the warrant from one share per $1.00 invested to two and one-half shares. The terms of these warrants were further modified by our board of directors to increase the number of shares underlying the warrant from two and one-half shares per $1.00 invested to three shares. The final terms are anticipated to contain the same terms and conditions as warrants issued to investors in the subsequent financing (which are currently exercisable at $0.15 per share).

For the period from September 22, 2008 through May 11, 2011, Mr. Moore made loans to us in the aggregate amount of $1,372,985, making him eligible to receive warrants to purchase 4,118,956 shares of our common stock on the occurrence of certain events as set forth in the terms of the Moore Notes described above.

In an effort to reduce the number of the warrants outstanding from our October 17, 2007 private placement, we have entered into exchange agreements with certain of the holders of such warrants, including Mr. Moore, pursuant to which such holders received shares of our common stock and/or additional warrants in amounts that were determined in such negotiations. As of May 31, 2012, we have exchanged October 2007 warrants to purchase 39,690,911 shares of our common stock in return for 7,437,857 shares of our common stock and new warrants to purchase 21,040,303 shares of our common stock (which number includes warrants issued to Mr. Moore in exchange for his October 2007 warrants as described below). The new warrants issued pursuant to the exchanges are identical to the October 2007 warrants, except that such warrants do not contain any economic anti-dilution adjustment rights.

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On August 29, 2011, Mr. Moore entered into an exchange agreement, pursuant to which he received a new warrant to purchase 7,674,512 shares of our common stock in exchange for (i) surrendering an October 2007 warrant to purchase 2,666,667 shares of our common stock (as described above) and (ii) amending the Moore Note Purchase Agreement to terminate his right to receive warrants in connection with an equity financing, including the equity financing we completed in May 2011, which otherwise would have permitted Mr. Moore to receive the aforementioned warrant to purchase 4,118,956 shares of our common stock.

In connection with the offering completed in October 2011, we issued $470,588.24 of convertible promissory notes to Mr. Moore for a purchase price of $400,000.00. Additionally, Mr. Moore received a warrant to purchase such number of shares of our common stock equal to 50% of such number of shares of our common stock issuable upon conversion of the convertible promissory note issued to Mr. Moore at an exercise price of $0.15 per share. The convertible promissory note purchased in the offering completed in October 2011 by Mr. Moore was paid for in exchange for the cancellation of $400,000.00 of outstanding indebtedness owed by us to Mr. Moore under the Moore Notes. As of May 18, 2012, approximately $238,000 in principal amount of Moore Notes was outstanding and payable to Mr. Moore. In connection with the offering completed in October 2011, we also issued $58,823.53 of convertible promissory notes to an IRA account in the name of our Chief Financial Officer, Mark J. Rosenblum, for a purchase price of $50,000.00. Additionally, Mr. Rosenblum received a warrant to purchase such number of shares of our common stock equal to 50% of such number of shares of our common stock issuable upon conversion of the convertible promissory note issued to Mr. Rosenblum at an exercise price of $0.15 per share. The convertible promissory notes purchased in the offering by Mr. Rosenblum were paid for in cash.

In connection with the offering completed in May 2012, we issued $120,000 of convertible promissory notes to Mr. Moore for a purchase price of $90,000. Additionally, Mr. Moore received a warrant to purchase such number of shares of our common stock equal to 50% of such number of shares of our common stock issuable upon conversion of the convertible promissory note issued to Mr. Moore at an exercise price of $0.15 per share. The convertible promissory notes purchased in the offering completed in May 2012 by Mr. Moore were paid for in cash.

Effective May 14, 2012, we entered into an exchange agreement with Mr. Moore, pursuant to which Mr. Moore received approximately 5.4 million shares of our common stock in exchange for (i) surrendering the existing notes held by Mr. Moore and surrendering warrants to purchase an aggregate of approximately 1,568,627 shares of our common stock originally issued on October 31, 2011, and (ii) amending the note purchase agreements between us and Mr. Moore, dated as of October 28, 2011, to terminate (x) Mr. Moore’s right to liquidated damages if we fail for any reason to satisfy the current public information requirement under Rule 144(c) promulgated under the Securities Act, (y) Mr. Moore’s right to participate in any proposed or intended issuance or sale or exchange of the our securities, and (z) the prohibition on our ability to effect, or enter into an agreement to effect, any issuance of our securities for cash consideration involving a variable rate transaction.

As of May 31, 2012, the Company owed Mr. Moore an aggregate of approximately $358,000 in principal pursuant to the multiple promissory notes described above.

Effective May 14, 2012, we entered into an exchange agreement with Mr. Rosenblum, pursuant to which Mr. Rosenblum received approximately 686,000 shares of our common stock in exchange for (i) surrendering the existing notes held by Mr. Rosenblum and surrendering warrants to purchase an aggregate of approximately 196,000 shares of our common stock originally issued on October 31, 2011, and (ii) amending the note purchase agreements between us and Mr. Rosenblum, dated as of October 28, 2011, to terminate (x) Mr. Rosenblum’s right to liquidated damages if we fail for any reason to satisfy the current public information requirement under Rule 144(c) promulgated under the Securities Act, (y) Mr. Rosenblum’s right to participate in any proposed or intended issuance or sale or exchange of the our securities, and (z) the prohibition on our ability to effect, or enter into an agreement to effect, any issuance of our securities for cash consideration involving a variable rate transaction.

On June 8, 2012, Thomas A. Moore, our Chief Executive Officer, waived our obligation to keep reserved from our authorized and available shares of common stock, such number of shares of our common stock necessary to effect the exercise, in full, of (i) warrants to purchase an aggregate of 11,064,611 shares of our common stock and (ii) promissory notes convertible into 800,000 shares of our common stock. This waiver will expire on the date that we obtain stockholder approval to increase our authorized shares of common stock and file an amendment to our certificate of incorporation with the Secretary of State of the State of Delaware to effect such increase.

On July 5, 2012, in consideration for the waiver described above, we entered into an exchange agreement with Mr. Moore, with an effective date of June 8, 2012, pursuant to which Mr. Moore surrendered warrants to purchase an aggregate of approximately 11,064,611 shares of our common stock to us in exchange for receiving warrants to purchase an aggregate of approximately 11,064,611 shares of our common stock that are not exercisable and for which no shares of our common stock will be reserved until we obtain stockholder approval to increase our authorized shares of common stock and file an amendment to our certificate of incorporation with the Secretary of State of the State of Delaware to effect such increase. In addition, certain of the warrants received in the exchange have an extended expiration date which is two years following the date we obtain stockholder approval to increase our authorized shares of common stock and file an amendment to our certificate of incorporation.

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OWNERSHIP OF SECURITIES

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of July 5, 2012 of:

•	each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

As used in the table below and elsewhere in this proxy statement, the term beneficial ownership with respect to our common stock consists of sole or shared voting power (which includes the power to vote, or to direct the voting of shares of our common stock) or sole or shared investment power (which includes the power to dispose, or direct the disposition of, shares of our common stock) through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the 60 days following July 5, 2012.

Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, we believe each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 363,451,168 shares of common stock outstanding as of July 5, 2012, adjusted as required by the rules promulgated by the SEC. Unless otherwise indicated, the address for each of the individuals and entities listed in this table is 305 College Road East, Princeton, New Jersey 08540.

Security Ownership of Certain Beneficial Owners and Management

Name and Address of Beneficial Owner	Number of Shares of our Common Stock Beneficially Owned		Percentage of Class Beneficially Owned

Thomas A. Moore	16,715,883	(1)	4.5%

Roni A. Appel	7,032,558	(2)	1.9%

Richard Berman	1,769,804	(3)	* %

Dr. James Patton	3,455,163	(4)	1.0%

Dr. Thomas McKearn	1,173,387	(5)	*

Dr. John Rothman	5,226,358	(6)	1.4%

Mark J. Rosenblum	2,116,261	(7)	*

All Current Directors and Executive Officers as a Group (7 people)	37,489,414	(8)	9.9%

* Less than 1%

(1)	Represents 10,842,367 issued shares of our common stock, and options to purchase 5,873,516 shares of our common stock exercisable within 60 days. However, it excludes warrants to purchase 11,064,611 shares of our common stock and 800,000 shares underlying convertible promissory notes, which are not exercisable or convertible, as applicable, until we obtain the stockholder approval to increase our authorized shares of Common Stock described in Proposal No. 2 hereof and file an amendment to our certificate of incorporation with the Secretary of State of the State of Delaware to effect such increase.

(2)	Represents 4,212,134 issued shares of our common stock, options to purchase 2,812,424 shares of our common stock exercisable within 60 days and 8,000 shares of our common stock earned but not yet issued.

(3)	Represents 677,632 issued shares of our common stock, options to purchase 1,033,334 shares of our common stock exercisable within 60 days and 58,838 shares of our common stock earned but not yet issued.

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(4)	Represents 2,940,576 issued shares of our common stock, options to purchase 506,587 shares of our common stock exercisable within 60 days and 8,000 shares earned but not yet issued.

(5)	Represents 299,290 issued shares of our common stock, options to purchase 866,097 shares of our common stock exercisable within 60 days and 8,000 shares of our common stock earned but not yet issued.

(6)	Represents 275,775 issued shares of our common stock, options to purchase 3,310,000 shares of our common stock exercisable within 60 days and 1,640,853 shares of our common stock earned but not yet issued.

(7)	Represents 716,261 issued shares of our common stock and options to purchase 1,400,000 shares of our common stock exercisable within 60 days.

(8)	Represents an aggregate of 19,964,035 shares of our common stock, options to purchase 15,801,958 shares of our common stock exercisable within 60 days, and 1,723,421 shares of our common stock earned but not yet issued.

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Executive Officers

The following table provides information on our executive officers. All the executive officers have been elected to serve until the Board meeting following the Annual Meeting and until their successors have been elected and qualified, or until their earlier resignation or removal.

Name	Age	Position
Thomas A. Moore	60	Chief Executive Officer and Chairman of the Board
John Rothman, Ph.D.	63	Executive Vice President of Clinical and Scientific Operations
Mark J. Rosenblum	58	Chief Financial Officer, Senior Vice President and Secretary

Thomas A. Moore. Mr. Moore joined our Board in September 2006, and effective December 15, 2006, Mr. Moore was appointed our Chairman and Chief Executive Officer. His business experience is summarized on page 9 and the employment agreement under which he serves as an officer is summarized on pages 19 and 20.

John Rothman, Ph.D. Dr. Rothman joined Advaxis in March 2005 as Vice President of Clinical Development and as of December 12, 2008 he was appointed to Executive Vice President of Clinical and Scientific Operations. From 2002 to 2005, Dr. Rothman was Vice President and Chief Technology Officer of Princeton Technology Partners. Prior to that he was involved in the development of the first interferon at Schering Inc., was director of a variety of clinical development sections at Hoffman LaRoche, and the Senior Director of Clinical Data Management at Roche. While at Roche his work in Kaposi’s sarcoma became the clinical basis for the first filed BLA which involved the treatment of AIDS patients with interferon. Dr. Rothman completed his doctorate at City University of Los Angeles. His employment agreement is summarized on page 20.

Mark J. Rosenblum. Mr. Rosenblum joined Advaxis in January 2010 as our Chief Financial Officer, Senior Vice President and Secretary. Mr. Rosenblum was the Chief Financial Officer of HemobioTech, Inc., a public company primarily engaged in the commercialization of human blood substitute technology licensed from Texas Tech University, from April 1, 2005 until December 31, 2009. From August 1985 through June 2003, Mr. Rosenblum was employed by Wellman, Inc., a public chemical manufacturing company. Between 1996 and 2003, Mr. Rosenblum was the Chief Accounting Officer, Vice President and Controller at Wellman, Inc. Mr. Rosenblum holds both Masters in Accountancy and a B.S. degree from the University of South Carolina. Mr. Rosenblum is a certified public accountant. His employment arrangement is summarized on pages 20 and 21.

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COMPENSATION OF OFFICERS AND DIRECTORS

The following table sets forth the information as to compensation paid to or earned by our Chief Executive Officer and our two other most highly compensated executive officers during the fiscal years ended October 31, 2011 and 2010. These individuals are referred to in this proxy statement as our named executive officers. As none of our named executive officers received non-equity incentive plan compensation or nonqualified deferred compensation earnings during the fiscal years ended October 31, 2011 and 2010, we have omitted those columns from the table.

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Award(s) (1)		Option Award(s) (1)		All Other Compensation		Total

Thomas A. Moore,	2011	$350,000	$-	$-		$-	(7)	$21,294	(2)	$371,294
CEO and Chairman	2010	350,000	-	135,000	(6)	224,800		142,174	(2)	851,974

Dr. John Rothman,	2011	275,000	83,000	30,000	(3)	-	(8)	34,665	(4)	422,665
Executive VP of Science & Operations	2010	250,000	50,000	30,000	(3)	252,900		29,451	(4)	612,351

Mark J. Rosenblum	2011	250,000	72,000	-		-	(9)	19,211	(5)	341,211
Chief Financial Officer	2010	225,000	-	-		134,880		8,494	(5)	368,374

(1)	The amounts shown in this column represent the fair value on grant date in accordance with ASC 718 using the assumptions described under Stock Compensation in Note 2 to our financial statements included elsewhere in this prospectus.

(2)	Based on our cost of Mr. Moore’s coverage for health care and interest received for the Moore Notes.

(3)	Represents $30,000 of base salary paid in shares of our common stock in lieu of cash, based on the average monthly stock price.

(4)	Based on our cost of his coverage for health care and the 401K company match he received.

(5)	Based on our cost of his coverage for health care.

(6)	For 2010, represents 750,000 shares of our common stock granted to Mr. Moore based on the financial raise milestone in his employment agreement valued at the market close price on June 29, 2010.

(7)	In the fiscal year ended October 31, 2011, we did not grant any stock options to purchase shares of our common stock to Mr. Moore. However, in the fiscal year ended October 31, 2012, we granted stock options to purchase 4,000,000 shares of our common stock to Mr. Moore in connection with services he performed in fiscal 2011. The material terms of this grant is described below under the heading “Discussion of Summary Compensation Table.”

(8)	In the fiscal year ended October 31, 2011, we did not grant any stock options to purchase shares of our common stock to Dr. Rothman. However, in the fiscal year ended October 31, 2012, we granted stock options to purchase 3,000,000 shares of our common stock to Dr. Rothman in connection with services he performed in fiscal 2011. The material terms of this grant is described below under the heading “Discussion of Summary Compensation Table.”

(9)	In the fiscal year ended October 31, 2011, we did not grant any stock options to purchase shares of our common stock to Mr. Rosenblum. However, in the fiscal year ended October 31, 2012, we granted stock options to purchase 2,100,000 shares of our common stock to Mr. Rosenblum in connection with services he performed in fiscal 2011. The material terms of this grant is described below under the heading “Discussion of Summary Compensation Table.”

Discussion of Summary Compensation Table

We are party to an employment agreement with each of our named executive officers who is presently employed by us, other than Mr. Rosenblum. Each employment agreement sets forth the terms of that officer’s employment, including among other things, salary, bonus, non-equity incentive plan and other compensation, and its material terms are described below. In fiscal 2010, we granted stock options to our named executive officers to purchase shares of our common stock and issued stock to our Chief Executive Officer. In fiscal 2011, we did not grant any stock options to purchase shares of our common stock to our named executive officers.  However, in fiscal 2012, we granted stock options to purchase shares of our common stock to our named executive officers in connection with services they performed in fiscal 2011. The material terms of these grants are also described below.

Moore Employment Agreement and Option Agreements.  We are party to an employment agreement with Mr. Moore, dated as of August 21, 2007 (memorializing an oral agreement dated December 15, 2006), that provides that he will serve as our Chairman of the Board and Chief Executive Officer for an initial term of two years. For so long as Mr. Moore is employed by us, Mr. Moore is also entitled to nominate one additional person to serve on our board of directors. Following the initial term of employment, the agreement was renewed for a one year term, and is automatically renewable for additional successive one year terms, subject to our right and Mr. Moore’s right not to renew the agreement upon at least 90 days’ written notice prior to the expiration of any one year term.

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Under the terms of the agreement, Mr. Moore was entitled to receive a base salary of $250,000 per year, subject to increase to $350,000 per year upon our successful raise of at least $4.0 million (which condition was satisfied on November 1, 2007) and subject to annual review for increases by our board of directors in its sole discretion. The agreement also provides that Mr. Moore is entitled to receive family health insurance at no cost to him. Mr. Moore’s employment agreement does not provide for the payment of a bonus.

In connection with our hiring of Mr. Moore, we agreed to grant Mr. Moore up to 1,500,000 shares of our common stock, of which 750,000 shares were issued on November 1, 2007 upon our successful raise of $4.0 million and 750,000 shares were issued on June 29, 2010 upon our successful raise of an additional $6.0 million (which condition was satisfied in January 2010). In addition, on December 15, 2006, we granted Mr. Moore options to purchase 2,400,000 shares of our common stock. Each option is exercisable at $0.143 per share (which was equal to the closing sale price of our common stock on December 15, 2006) and expires on December 15, 2016. The options vested in 24 equal monthly installments. On July 21, 2009, we granted Mr. Moore options to purchase 2,500,000 shares of our common stock. Each option is exercisable at $0.10 per share (which was equal to the closing sale price of our common stock on July 21, 2009) and expires on July 21, 2019. One-third of these options vested on the grant date, one-third of these options vested on the first anniversary of the grant and the remaining one-third vested on the second anniversary of the grant. On October 14, 2010, we granted Mr. Moore options to purchase 2,000,000 shares of our common stock. Each option is exercisable at $0.15 per share. These options vest over a three year period beginning one year from the grant date. On November 8, 2011, we granted Mr. Moore options to purchase 4,000,000 shares of our common stock. Each option is exercisable at $0.148 per share. These options vest over a three year period beginning one year from the grant date.

We have also agreed to grant Mr. Moore options to purchase an additional 1,500,000 shares of our common stock if the price of common stock (adjusted for any splits) is equal to or greater than $0.40 for 40 consecutive business days. Pursuant to the terms of his employment agreement, all options will be awarded and vested upon a merger of the company which is a change of control or a sale of the company while Mr. Moore is employed. In addition, if Mr. Moore’s employment is terminated by us, Mr. Moore is entitled to receive severance payments equal to one year’s salary at the then current compensation level.

Mr. Moore has agreed to refrain from engaging in certain activities that are competitive with us and our business during his employment and for a period of 12 months thereafter under certain circumstances. In addition, Mr. Moore is subject to a non-solicitation provision for 12 months after termination of his employment.

Rothman Employment Agreement and Option Agreements. We previously entered into an employment agreement with Dr. Rothman, Ph.D., dated as of March 7, 2005, that provided that he would serve as our Vice President of Clinical Development for an initial term of one year. Dr. Rothman’s current salary is $305,000, consisting of $275,000 in cash and $30,000 in stock, payable in our common stock, based on the average monthly closing stock price. While the employment agreement has expired and has not been formally renewed in accordance with the agreement, Dr. Rothman remains employed by us and is currently our Executive V.P. of Clinical and Scientific Operations.

In addition, on March 1, 2005, we granted Dr. Rothman options to purchase 360,000 shares of our common stock. Each option is exercisable at $0.287 per share (which was equal to the closing sale price of our common stock on March 1, 2005) and expires on March 1, 2015. All of these options have vested. On March 29, 2006, we granted Dr. Rothman options to purchase 150,000 shares of our common stock. Each option is exercisable at $0.26 per share (which was equal to the closing sale price of our common stock on March 29, 2006) and expires on March 29, 2016. One-fourth of these options vested on the first anniversary of the grant date, and the remaining vest in 12 equal quarterly installments. On February 15, 2007, we granted Dr. Rothman options to purchase 300,000 shares of our common stock. Each option is exercisable at $0.165 per share (which was equal to the closing sale price of our common stock on February 15, 2007) and expires on February 15, 2017. One-fourth of these options vested on the first anniversary of the grant date, and the remaining vest in 12 equal quarterly installments. Pursuant to the terms of the 2005 plan, at least 75% of Dr. Rothman’s options will be vested upon a merger of the company which is a change of control or a sale of the company while Dr. Rothman is employed, unless the administrator of the plan otherwise allows for all options to become vested. On July 21, 2009, we granted Mr. Rothman options to purchase 1,750,000 shares of our common stock. Each option is exercisable at $0.10 per share (which was equal to the closing sale price of our common stock on July 21, 2009) and expires on July 21, 2019. One-third of these options vested on the grant date, one-third of these options vested on the first anniversary of the grant and the remaining one-third vested on the second anniversary of the grant. On October 14, 2010, we granted Dr. Rothman options to purchase 2,250,000 shares of our common stock. Each option is exercisable at $0.15 per share. These options vest over a three year period beginning one year from the grant date. On November 8, 2011, we granted Dr. Rothman options to purchase 3,000,000 shares of our common stock. Each option is exercisable at $0.148 per share. These options vest over a three year period beginning one year from the grant date.

Dr. Rothman has agreed to refrain from engaging in certain activities that are competitive with us and our business during his employment and for a period of 18 months thereafter under certain circumstances. In addition, Dr. Rothman is subject to a non-solicitation provision for 18 months after termination of his employment.

Rosenblum Compensation.  Mr. Rosenblum serves as our Chief Financial Officer, Senior Vice President and Secretary. His current salary is $250,000 per annum, with a discretionary bonus of up to 30% of his base compensation awarded annually in March beginning in 2011. While an employment agreement has not been formally entered into, Mr. Rosenblum remains employed by us.

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In addition, on January 5, 2010 Mr. Rosenblum was granted options to purchase 1,000,000 shares of our common stock with an exercise price equal to $0.128. One third of these options vested on the date of grant, one third vested on January 5, 2011, and one third vested on January 5, 2012. On October 14, 2010, we granted Mr. Rosenblum options to purchase 1,200,000 shares of our common stock. Each option is exercisable at $0.15 per share. These options vest over a three year period beginning one year from the grant date. On November 8, 2011, we granted Mr. Rosenblum options to purchase 2,100,000 shares of our common stock. Each option is exercisable at $0.148 per share. These options vest over a three year period beginning one year from the grant date.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information about the number of outstanding equity awards held by our named executive officers at October 31, 2011.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Share Or Units of Stock That Have Not Vested (#)	Market Value of Shares Or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units Or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units Or Other Rights That Have Not Vested ($)

Thomas A. Moore	2,500,000	(1)	-		—	0.100	7/21/19	—	$—	—	—
	2,400,000		—		—	0.143	12/15/16	—	—	—	—
	666,667		1,333,333	(2)	—	0.15	10/14/20	—	—	—	—
Dr. John Rothman	1,750,000	(3)	-		—	0.100	7/21/19	—	—	—	—
	360,000		—		—	0.287	3/1/15	—	—	—	—
	150,000		-		—	0.260	3/29/16	—	—	—	—
	300,000	(4)	-		—	0.165	2/15/17	—	—	—	—
	750,000		1,500,000	(5)	—	0.15	10/14/20	—	—	—	—
Mark J. Rosenblum	666,666		333,334	(6)	—	0.1291	1/05/20	—	—	—	—
	400,000		800,000	(7)	—	0.15	10/14/20	—	—	—	—

(1)	Of these options, approximately 833,333 became exercisable on July 21, 2009, approximately 833,333 became exercisable on July 21, 2010 and approximately 833,333 became exercisable on July 21, 2011.

(2)	Of these options, approximately 666,666 became exercisable on October 14, 2011, approximately 666,667 will become exercisable on October 14, 2012 and approximately 666,667 will become exercisable on October 14, 2013.

(3)	Of these options, approximately 583,333 became exercisable on July 21, 2009, approximately 583,333 became exercisable on July 21, 2010 and approximately 583,333 became exercisable on July 21, 2011.

(4)	Of these options, 75,000 became exercisable on February 15, 2008, 18,750 became exercisable in each quarter from the quarter ended April 30, 2008 through the quarter ended October 31, 2010, and 18,750 became exercisable February 15, 2011.

(5)	Of these options, 750,000 became exercisable on October 14, 2011, 750,000 will become exercisable on October 14, 2012 and 750,000 will become exercisable on October 14, 2013.

(6)	Of these options, 333,333 became exercisable on January 5, 2010, 333,333 became exercisable on January 5, 2011 and 333,334 will become exercisable on January 5, 2012.

(7)	Of these options, 400,000 became exercisable on October 14, 2011, 400,000 will become exercisable on October 14, 2012 and 400,000 will become exercisable on October 14, 2013.

Director Compensation

All of our non-employee directors earn a combination of cash compensation and awards of shares of our common stock. Each non-employee director (other than Mr. Berman) earns 6,000 shares of our common stock per quarter. Additionally, each non-employee director earns $2,000 for each board meeting attended in person and $750 for each telephonic board meeting. In addition, each member of a committee of the Board earns $2,000 per meeting attended in person held on days other than board meeting days and $750 for each telephonic committee meeting. In addition, Mr. Berman, earns $2,000 a month in shares of our common stock based on the average closing price of our common stock for the preceding month. The non-employee director compensation that was earned for the twelve months ended October 31, 2011 was not paid or issued. Our employee director does not receive any compensation for his services as a director.

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The table below summarizes the compensation that was earned by our non-employee directors for fiscal 2011. As none of our non-employee directors received non-equity incentive plan compensation or nonqualified deferred compensation earnings during fiscal 2011, we have omitted those columns from the table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		Option Awards ($)(1)	All other Compensation ($)	Total ($)

Roni A. Appel	$5,000	$3,879	(2)	$-	—	$8,879
Dr. James Patton	9,750	3,879	(2)	-	—	13,629
Dr. Thomas McKearn	8,000	3,879	(2)	-	—	11,879
Richard Bermant	10,250	24,000	(3)	-	—	34,250

(1)	The amounts shown in this column represent the fair value on grant date in accordance with ASC 718 using the assumptions described under Stock Compensation in Note 2 to our financial statements included elsewhere in this prospectus.

(2)	Represents the grant date fair value of 6,000 shares of our common stock a quarter earned (but not paid or issued) if the member attends at least 75% of the meetings annually.

(3)	Based on $24,000 of compensation in the form of shares of our common stock earned but not issued to date.

2004 Stock Option Plan

In November 2004, our board of directors adopted and our stockholders approved the 2004 Stock Option Plan, which we refer to as the 2004 plan. The 2004 plan provides for the grant of options to purchase up to 2,381,525 shares of our common stock to employees, officers, directors and consultants. Options may be either “incentive stock options” or non-qualified options under the Federal tax laws. Incentive stock options may be granted only to our employees, while non-qualified options may be issued, in addition to employees, to non-employee directors and consultants. As of July 5, 2012, all options to purchase shares of our common stock have been granted under the 2004 plan.

The 2004 plan is administered by “disinterested members” of our board of directors or the compensation committee, who determine, among other things, the individuals who will receive options, the time period during which the options may be partially or fully exercised, the number of shares of common stock issuable upon the exercise of each option and the option exercise price.

Subject to a number of exceptions, the exercise price per share of common stock subject to an incentive option may not be less than the fair market value per share of common stock on the date the option is granted. The per share exercise price of our common stock subject to a non-qualified option may be established by our board of directors, but will not, however, be less than 85% of the fair market value per share of common stock on the date the option is granted. The aggregate fair market value of common stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000 on the date of grant.

No stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and, during the lifetime of an optionee, the option will be exercisable only by the optionee. In the event of termination of employment or engagement other than by death or disability, the optionee will have no more than three months after such termination during which the optionee will be entitled to exercise the option to the extent vested at termination, unless otherwise determined by our board of directors. Upon termination of employment or engagement of an optionee by reason of death or permanent and total disability, the optionee’s options remain exercisable for one year to the extent the options were exercisable on the date of such termination. No similar limitation applies to non-qualified options.

We must grant options under the 2004 plan within ten years from the effective date of the 2004 plan. The effective date of the 2004 plan was November 12, 2004. Subject to a number of exceptions, holders of incentive stock options granted under the 2004 plan cannot exercise these options more than ten years from the date of grant. Options granted under the 2004 plan generally provide for the payment of the exercise price in cash and may provide for the payment of the exercise price by delivery to us of shares of common stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of these methods. Therefore, if it is provided in an optionee’s options, the optionee may be able to tender shares of common stock to purchase additional shares of common stock and may theoretically exercise all of his stock options with no additional investment other than the purchase of his original shares.

Any unexercised options that expire or that terminate upon an employee’s ceasing to be employed by us become available again for issuance under the 2004 plan.

As of September 27, 2011, the date on which the Advaxis, Inc. 2011 Omnibus Incentive Plan was approved by our shareholders, no further awards may be made under the 2004 plan.

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2005 Stock Option Plan

In June 2006 our board of directors adopted, and on June 6, 2006 our stockholders approved, the 2005 Stock Option Plan, which we refer to as the 2005 plan.

The 2005 plan provides for the grant of options to purchase up to 5,600,000 shares of our common stock to employees, officers, directors and consultants. Options may be either “incentive stock options” or non-qualified options under the Federal tax laws. Incentive stock options may be granted only to our employees, while non-qualified options may be issued to non-employee directors, consultants and others, as well as to our employees. As of July 5, 2012, all options to purchase shares of our common stock have been granted under the 2005 plan.

The 2005 plan is administered by “disinterested members” of our board of directors or the compensation committee, who determine, among other things, the individuals who will receive options, the time period during which the options may be partially or fully exercised, the number of shares of common stock issuable upon the exercise of each option and the option exercise price.

Subject to a number of exceptions, the exercise price per share of common stock subject to an incentive option may not be less than the fair market value per share of common stock on the date the option is granted. The per share exercise price of our common stock subject to a non-qualified option may be established by our board of directors, but will not, however, be less than 85% of the fair market value per share of common stock on the date the option is granted. The aggregate fair market value of common stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000 on the date of grant.

Except when agreed to by our board of directors or the administrator of the 2005 plan, no stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and, during the lifetime of an optionee, the option will be exercisable only by the optionee. In the event of termination of employment or engagement other than by death or disability, the optionee will have no more than three months after such termination during which the optionee will be entitled to exercise the option, unless otherwise determined by our board of directors. Upon termination of employment or engagement of an optionee by reason of death or permanent and total disability, the optionee’s options remain exercisable for one year to the extent the options were exercisable on the date of such termination. No similar limitation applies to non-qualified options.

We must grant options under the 2005 plan within ten years from the effective date of the 2005 plan. The effective date of the 2005 plan was January 1, 2005. Subject to a number of exceptions, holders of incentive stock options granted under the 2005 plan cannot exercise these options more than ten years from the date of grant. Options granted under the 2005 plan generally provide for the payment of the exercise price in cash and may provide for the payment of the exercise price by delivery to us of shares of common stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of these methods. Therefore, if it is provided in an optionee’s options, the optionee may be able to tender shares of common stock to purchase additional shares of common stock and may theoretically exercise all of his stock options with no additional investment other than the purchase of his original shares.

Any unexercised options that expire or that terminate upon an employee’s ceasing to be employed by us become available again for issuance under the 2005 plan.

As of September 27, 2011, the date on which the Advaxis, Inc. 2011 Omnibus Incentive Plan was approved by our shareholders, no further awards may be made under the 2005 plan.

2009 Stock Option Plan

Our board of directors adopted the 2009 Stock Option Plan effective July 21, 2009, and recommended that it be submitted to our shareholders for their approval at the next annual meeting. On April 23, 2010, our board of directors approved and adopted, and on June 1, 2010 our stockholders approved, the amended and restated 2009 Stock Option Plan, which we refer to as the 2009 plan. An aggregate of 20,000,000 shares of our common stock (subject to adjustment by the compensation committee) are reserved for issuance upon the exercise of options granted under the 2009 plan. As of July 5, 2012, options to purchase 408,101 shares of our common stock are available for grant under the 2009 plan.  However, due to the approval of the Advaxis, Inc. 2011 Omnibus Incentive Plan by our shareholders, on September 27, 2011, no further awards may be made under the 2009 plan (see below for details on the Advaxis Inc. 2011 Omnibus Incentive Plan).

The 2009 plan is to be administered by the compensation committee of our board of directors; provided, however, that except as otherwise expressly provided in the 2009 plan, our board of directors may exercise any power or authority granted to the compensation committee under the 2009 plan. Subject to the terms of the 2009 plan, the compensation committee is authorized to select eligible persons to receive options, determine the type, number and other terms and conditions of, and all other matters relating to, options, prescribe option agreements (which need not be identical for each participant), and the rules and regulations for the administration of the 2009 plan, construe and interpret the 2009 plan and option agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the compensation committee may deem necessary or advisable for the administration of the 2009 plan.

The maximum number of shares of common stock to which options may be granted to any one individual under the 2009 plan is 6,000,000 (subject to adjustment by the compensation committee). The shares acquired upon exercise of options granted under the 2009 plan will be authorized and issued shares of our common stock. Our shareholders will not have any preemptive rights to purchase or subscribe for any common stock by reason of the reservation and issuance of common stock under the 2009 plan. If any option granted under the 2009 plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the 2009 plan.

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The persons eligible to receive awards under the 2009 plan are the officers, directors, employees, consultants and other persons who provide services to us or any related entity. An employee on leave of absence may be considered as still in our or a related entity’s employ for purposes of eligibility for participation in the 2009 plan. All options granted under the 2009 plan must be evidenced by a written agreement. The agreement will contain such terms and conditions as the compensation committee shall prescribe, consistent with the 2009 plan, including, without limitation, the exercise price, term and any restrictions on the exercisability of the options granted. For any option granted under the 2009 plan, the exercise price per share of common stock may be any price determined by the compensation committee; however, the exercise price per share of any incentive stock option may not be less than the fair market value of the common stock on the date such incentive stock option is granted.

The compensation committee may permit the exercise price of an option to be paid for in cash, by certified or official bank check or personal check, by money order, with already owned shares of common stock that have been held by the optionee for at least six (6) months (or such other shares as we determine will not cause us to recognize for financial accounting purposes a charge for compensation expense), the withholding of shares of common stock issuable upon exercise of the option, by delivery of a properly executed exercise notice together with such documentation as shall be required by the compensation committee (or, if applicable, the broker) to effect a cashless exercise, or a combination of the above. If paid in whole or in part with shares of already owned common stock, the value of the shares surrendered is deemed to be their fair market value on the date the option is exercised.

No incentive stock option, and unless the prior written consent of our compensation committee is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 of the Exchange Act, no non-qualified stock option granted under the 2009 plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of an optionee, an option is exercisable only by him or her, or in the case of a non-qualified stock option, by his or her permitted assignee.

The expiration date of an option under the 2009 plan will be determined by our compensation committee at the time of grant, but in no event may such an option be exercisable after 10 years from the date of grant. An option may be exercised at any time or from time to time or only after a period of time in installments, as determined by our compensation committee. Our compensation committee may in its sole discretion accelerate the date on which any option may be exercised. Each outstanding option granted under the 2009 plan may become immediately fully exercisable in the event of certain transactions, including certain changes in control of us, certain mergers and reorganizations, and certain dispositions of substantially all our assets.

Unless otherwise provided in the option agreement, the unexercised portion of any option granted under the 2009 plan shall automatically be terminated (a) three months after the date on which the optionee’s employment is terminated for any reason other than (i) cause (as defined in the 2009 plan), (ii) mental or physical disability, or (iii) death; (b) immediately upon the termination of the optionee’s employment for cause; (c) one year after the date on which the optionee’s employment is terminated by reason of mental or physical disability; or (d) one year after the date on which the optionee’s employment is terminated by reason of optionee’s death, or if later, three months after the date of optionee’s death if death occurs during the one year period following the termination of the optionee’s employment by reason of mental or physical disability.

Unless earlier terminated by our board, the 2009 plan will terminate at the earliest of (a) such time as no shares of common stock remain available for issuance under the 2009 plan, (b) termination of the 2009 plan by our board, or (c) the tenth anniversary of the effective date of the 2009 plan. Options outstanding upon expiration of the 2009 plan shall remain in effect until they have been exercised or terminated, or have expired.

As of September 27, 2011, the date on which the Advaxis, Inc. 2011 Omnibus Incentive Plan was approved by our shareholders, no further awards may be made under the 2009 plan.

2011 Omnibus Incentive Plan

For a discussion of our 2011 Omnibus Incentive Plan please see the section entitled “Proposal No. 3 Ratification and Approval of an Amendment to Our 2011 Incentive Plan to Increase the Aggregate Number of Shares of Common Stock Authorized for Issuance under Such Plan By 45,000,000 Shares” beginning on page 29 of this proxy statement.

2011 Employee Stock Purchase Plan

Our board of directors adopted the Advaxis, Inc. 2011 Employee Stock Purchase Plan, which we refer to as the ESPP, on August 22, 2011, and our stockholders approved the ESPP on September 27, 2011. The ESPP becomes effective November 1, 2011.  5,000,000 shares of our common stock are reserved for issuance under the ESPP.  On December 14, 2011, our board of directors approved an amendment to the ESPP effective as of October 31, 2011. The ESPP was amended to change the first offering date that our employees were eligible to participate in the ESPP from November 1, 2011 to December 30, 2011.  As of July 5, 2012, approximately 4.9 million shares of our common stock are available for grant under the ESPP.

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The compensation committee of our board of directors will administer the ESPP. The ESPP vests the compensation committee with the authority to interpret the ESPP, to prescribe, amend and rescind rules and regulations relating to the ESPP, and to make all other determinations necessary or advisable for the administration of the ESPP; however, our board of directors may exercise that authority in lieu of the compensation committee. The ESPP is required to be administered in a manner consistent with Rule 16b-3 of the Exchange Act and subject to the provisions of Section 423 of the Internal Revenue Code.

Our employees that have been designated by our board of directors as eligible to participate in the ESPP are eligible to become participants if they have been employed by us or any of our subsidiaries for six months and are scheduled to work at least 20 hours per week and more than five months per calendar year. Individuals who satisfy these requirements after November 1, 2011, would be eligible to become participants on the February 1, May 1, August 1, or November 1, as the case may be, immediately following their completion of these eligibility requirements. These eligible employees may become participants in the ESPP by completing an enrollment agreement and filing it with us.

The ESPP generally is implemented through a series of 24-month-long offering periods, beginning on November 1 and ending on the October 31 that is 24 months later. Shares of our common stock are available for purchase under the ESPP on periodic exercise dates within each offering period. Exercise dates are the last business days in January, April, July and October during each offering period. On the first business day of each offering period (or if later, the first day within the offering period on which a participant becomes eligible to participate), a participant is granted the option to purchase shares of our common stock on the exercise dates within that offering period.

If the share price is ever lower on an exercise date than it was on the first business day of the offering period in which that exercise date falls, then the offering period in progress ends immediately after the close of trading on that exercise date, and a new offering period begins on the next February 1, May 1, August 1 or November 1, as the case may be, and extends for a new 24-month-long period ending on January 31, April 30, July 31 or October 31, as the case may be.

No participant is eligible for the grant of any option under the ESPP if, immediately after the grant, the participant would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of our stock or of any of our subsidiaries. Additionally, no participant may be granted any option that would permit the participant to buy our common stock that accrues at a rate that exceeds $25,000 (based on the fair market value of our common stock on the date the option is granted) for each calendar year in which such option is outstanding at any time. Finally, no participant may purchase more than 166,666 shares of our common stock on any one exercise date.

The enrollment agreement that each participant must submit authorizes after-tax payroll deductions from the participant’s compensation during each payroll period. Participants may elect a payroll deduction amount of at least 1%, and up to 15%, of their compensation. A participant may change or terminate his or her payroll deductions at any time during an offering period, but may only begin payroll deductions on specified dates.

The exercise price per share at which shares are sold in an offering under the ESPP is the lower of (i) 85% of the fair market value of a share of our common stock on the first day of the offering period or, (ii) 85% of the fair market value of a share of our common stock on the exercise date. Unless otherwise determined by the compensation committee, the term fair market value is defined to mean the ratio of the value traded (the price of a share of our common stock multiplied by number of shares of common stock traded) to total volume traded over the 10-day period ending on the valuation date.

A participant may withdraw from participation in the ESPP at any time by completing a withdrawal form and delivering it to us. If a participant’s employment terminates for any reason, he or she is treated as having withdrawn from the ESPP.  All options granted to the participant under the ESPP, but not yet exercised, automatically terminate, and no further purchases of common stock are made for the participant’s account following the effectiveness of the participant’s withdrawal.  After a participant withdraws, or is treated as having withdrawn, the participant is not permitted to participate again in the ESPP until the next entry date that is at least six months after his or her date of withdrawal. In order to rejoin the ESPP, a former participant must submit a new enrollment agreement.

The ESPP will terminate following the last exercise date before 10th anniversary of effective date, or if sooner, on the date on which all shares reserved for issuance under the ESPP have been sold. Additionally, our board of directors may terminate the ESPP earlier. Our board of directors or the compensation committee may amend the ESPP at any time, provided that no amendment may change any option in a way that adversely affects the rights of the holder of the option, no amendment may in any way cause rights issued under the ESPP to fail to meet the requirements for employee stock purchase plans under Section 423 of the Code, and no amendment may cause the ESPP to fail to comply with Rule 16b-3 under the Exchange Act. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, Section 423 of the Code, or any other applicable law or regulation, we will obtain shareholder approval of any such amendment.

5,000,000 shares of our common stock are reserved for issuance under the ESPP. That amount will be increased each year by the lowest of (i) 500,000 shares, (ii) one percent of all shares of common stock outstanding at the end of the previous year, or (iii) an amount determined by the board. If any option granted under the ESPP expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to that option will again be available for issuance under the ESPP.

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The ESPP provides for appropriate adjustment of the number of shares of common stock for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares of our common stock as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, or stock dividends.

The following table provides information regarding the status of our existing equity compensation plans at October 31, 2011:

Plan category	Number of shares of common stock to be issued on exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the previous columns)
Equity compensation plans approved by security holders	27,317,424		$0.16	358,101
Equity compensation plans not approved by security holders	—	$
Total	27,317,424		$0.16	358,101

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PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF CAPITAL STOCK AVAILABLE
FOR ISSUANCE

General

Our Board has unanimously adopted and is submitting for stockholder approval an amendment to our Certificate of Incorporation to increase the authorized number of shares of capital stock from 505,000,000 shares to 1,005,000,000 shares (the “Authorized Share Increase”). Pursuant to the law of Delaware, our state of incorporation, the Board must adopt an amendment to the Company’s Certificate of Incorporation and submit the amendment to stockholders for their approval.

The additional 500,000,000 shares of capital stock will be designated as common stock with a par value of $0.001 per share (the “Common Stock”). We are currently authorized to issue 505,000,000 shares of capital stock, 500,000,000 of which are designated as Common Stock and 5,000,000 of which are designated as “blank check” preferred stock.

As of the Record Date, 363,451,168 shares of our Common Stock were issued and outstanding and 134,581,906 shares of our Common Stock were subject to outstanding convertible notes, warrants, options, restricted stock units and convertible preferred stock, thereby leaving 1,966,926 shares of Common Stock unassigned and authorized for potential issuance. In addition, 37,424,611 shares of our Common Stock were subject to outstanding warrants and convertible promissory notes, including warrants to purchase 11,064,611 shares of our common stock and 800,000 shares underlying convertible promissory notes held by Thomas A. Moore, our Chairman and Chief Executive Officer, which are not exercisable or convertible, as applicable, and for which no shares of our Common Stock will be reserved until we obtain shareholder approval for this proposal and file the proposed amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Authorized Share Increase. If the proposed amendment is approved, there will be 490,102,315 shares of Common Stock unassigned and authorized for potential issuance. The proposed amendment will not change the number of shares of preferred stock authorized for issuance.

Purpose of the Amendment

Our Board believes that the authorized number of shares of Common Stock should be increased to provide sufficient shares for such corporate purposes as may be determined by our Board to be necessary or desirable. We do not have any plans, arrangements or understandings for the remaining portion of the authorized but unissued shares that will be available following the increase in authorized shares. However, the Company expects to continue to need additional external financing to provide additional working capital and to continue the development of product candidates. These purposes may include, but are not limited to, the following: expanding our business or product lines through the acquisition of other businesses or products; establishing strategic relationships with other companies and raising capital through the sale of our Common Stock or financial instruments convertible into our Common Stock.

Once authorized, the additional shares of Common Stock may be issued with approval of our Board but without further approval of our stockholders, unless applicable law, rule or regulation requires stockholder approval.

Rights of Additional Authorized Shares

The additional shares of Common Stock, if and when issued, would be part of the existing class of Common Stock and would have rights and privileges identical to our Common Stock currently outstanding.

Potential Adverse Effects of Amendment

Future issuances of Common Stock or securities convertible into Common Stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties.

Procedure for Effecting the Authorized Share Increase

If the stockholders approve the Authorized Share Increase, we will file with the Secretary of State of the State of Delaware a certificate of amendment to our Certificate of Incorporation. The Authorized Share Increase will become effective at the time and on the date of the filing of, or at such later time as is specified in, the certificate of amendment.

Vote Required for Approval of the Authorized Share Increase

The affirmative vote of the holders of a majority of our shares of Common Stock outstanding, provided that affirmative vote also represents at least a majority of the voting power required to constitute a quorum at the Annual Meeting, is required for approval of the amendment to the Amended and Restated Certificate of Incorporation.

27

Annex Relating to the Authorized Share Increase

The form of amendment to our Certificate of Incorporation which is approved by voting “FOR” the Authorized Share Increase is attached to this proxy statement as Annex A.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2 RELATING TO THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

28

PROPOSAL NO. 3

RATIFICATION AND APPROVAL OF AN AMENDMENT TO OUR 2011 INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER SUCH PLAN BY 45,000,000 SHARES

Background and Purpose

Our Board adopted the 2011 Omnibus Incentive Plan on August 22, 2011, and submitted it to our shareholders for their approval at the 2011 annual meeting.  On September 27, 2011, our stockholders approved the 2011 Omnibus Incentive Plan, which we refer to as the 2011 Incentive Plan.  An aggregate of 20,000,000 shares of our common stock (subject to adjustment by the compensation committee) are reserved and available for delivery under the 2011 Incentive Plan.  During November 2011, we granted options to purchase 17,540,000 shares of our common stock to our employees, officers and directors.  As of July 5, 2012, 2,460,000 shares of our common stock are available for grant under the 2011 Incentive Plan. Upon receiving stockholder approval of the 2011 Incentive Plan on September 27, 2011, no further awards were permitted to be made under the 2004 plan, the 2005 plan or the 2009 plan.

In June 2012, the Board adopted an amendment to the 2011 Incentive Plan, subject to stockholder approval, to increase the number of shares covered by, and reserved for issuance under, the 2011 Incentive Plan from 20,000,000 shares to 65,000,000 shares. Such share reserve consists of (i) the number of shares that remain available for issuance under the 2011 Incentive Plan (including shares subject to outstanding options) and (ii) an additional increase of 45,000,000 shares. Such amendment enables the Company to make grants under the 2011 Incentive Plan to officers, directors, employees, consultants and other persons who provide services to us on a full-time basis.

The following summary description of the 2011 Incentive Plan, as amended, is qualified in its entirety by reference to the full text of the Incentive Plan that is filed as Annex A to Schedule 14A filed by the Company with the SEC on August 28, 2011.

Description of the 2011 Incentive Plan

During any 12-month period, no participant in the 2011 Incentive Plan may be granted (i) stock options or stock appreciation rights with respect to more than 4,000,000 shares of our common stock, or (ii) shares of restricted stock, restricted stock units, performance shares and other stock based-awards with respect to more than 4,000,000 shares of our common stock.  The maximum amount that may be paid out as performance units with respect to any 12-month performance period is $2,500,000 (pro-rated for any 12-month performance period that is less than 12 months), and with respect to any performance period that is more than 12 months, $2,000,000 multiplied by the number of full 12 month periods that are in the performance period.

The Committee, as defined below, is authorized to adjust the limitations described above and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects our common stock so that an adjustment is appropriate. The Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

The persons eligible to receive awards under the 2011 Incentive Plan are the officers, directors, employees, consultants and other persons who provide services to us on a full-time basis. The foregoing notwithstanding, only our full-time employees, or any of our parent corporations or subsidiary corporations, shall be eligible for purposes of receiving any incentive stock options.

The 2011 Incentive Plan is to be administered by a committee designated by our board of directors consisting of not less than two directors (the “Committee”), provided, however, that except as otherwise expressly provided in the 2011 Incentive Plan, our board of directors may exercise any power or authority granted to the Committee under the 2011 Incentive Plan. Subject to the terms of the 2011 Incentive Plan, the Committee is authorized to select eligible persons to receive awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements, and the rules and regulations for the administration of the 2011 Incentive Plan, construe and interpret the 2011 Incentive Plan and award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2011 Incentive Plan.

The Committee is authorized to grant stock options, including both incentive stock options and non-qualified stock options, and stock appreciation rights entitling the participant to receive the amount by which the fair market value of a share of our common stock on the date of exercise exceeds the grant price of the stock appreciation right. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years. Methods of exercise and settlement and other terms of the options and stock appreciation right are determined by the Committee. The Committee, thus, may permit the exercise price of options awarded under the 2011 Incentive Plan to be paid in cash, shares, other awards or other property (including loans to participants).

29

The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of shares of our common stock which may not be sold or disposed of, and which shall be subject to such risks of forfeiture and other restrictions as the Committee may impose. An award of restricted stock units confers upon a participant the right to receive shares of our common stock or cash equal to the fair market value of the specified number of shares of our common stock covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an award of restricted stock units carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of our common stock, other awards or other property equal in value to dividends paid on a specific number of shares of our common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of our common stock, awards or otherwise as specified by the Committee.

The Committee is authorized to grant shares of our common stock as a bonus free of restrictions, or to grant shares of our common stock or other awards in lieu of our obligations to pay cash under the 2011 Incentive Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

The Committee or our board of directors is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. The Committee determines the terms and conditions of such awards.

The Committee is authorized to grant performance awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period are determined by the Committee upon the grant of the performance award. Performance awards may be settled by delivery of cash, shares or other property, or any combination thereof, as determined by the Committee. The Committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

Awards may be settled in the form of cash, shares of our common stock, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld (or previously acquired shares of our common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations.

The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and if so provided in the award agreement or otherwise determined by the Committee, vesting shall occur automatically in the case of a “change in control” of the Company, as defined in the 2011 Incentive Plan (including the cash settlement of stock appreciation rights which may be exercisable in the event of a change in control).

Our board of directors may amend, alter, suspend, discontinue or terminate the 2011 Incentive Plan or the Committee’s authority to grant awards without further stockholder approval, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 2011 Incentive Plan which might increase the cost of the 2011 Incentive Plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to incentive stock options, that condition favorable treatment of participants on such approval, although our board of directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by our board of directors, the 2011 Incentive Plan will terminate at the earliest of (a) such time as no shares of our common stock remain available for issuance under the 2011 Incentive Plan, (b) termination of the 2011 Incentive Plan by our board of directors, or (c) the tenth anniversary of the effective date of the 2011 Incentive Plan. Awards outstanding upon expiration of the 2011 Incentive Plan shall remain in effect until they have been exercised or terminated, or have expired.

Votes Required for Approval of the Incentive Plan Amendment

Approval of the Incentive Plan Amendment requires the affirmative vote of the holders of a majority of all shares present, either in person or by proxy, at the Annual Meeting.

Annex Relating to the Amendment to the 2011 Incentive Plan

The form of amendment to the 2011 Incentive Plan is attached to this proxy statement as Annex B.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3 RELATING TO THE RATIFICATION AND APPROVAL OF THE 2011 INCENTIVE PLAN AMENDMENT.

30

PROPOSAL NO. 4

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee annually considers and selects our independent registered public accountants. The Audit Committee has selected McGladrey & Pullen, LLP to act as our independent registered public accountants for fiscal 2012. McGladrey & Pullen have served as our accountants since October 31, 2007. During the last fiscal year, McGladrey & Pullen was engaged to conduct quarterly reviews of the Company; to conduct an audit of our financial statements for fiscal 2011; and to prepare our federal and state tax returns for fiscal 2011. Representatives of McGladrey & Pullen are expected to attend the Annual Meeting in order to respond to questions from stockholders and will have the opportunity to make a statement.

The persons named in the enclosed proxy will vote to ratify the selection of McGladrey & Pullen as our independent registered public accountants for fiscal 2012, unless otherwise directed by the stockholders. Stockholder ratification of McGladrey & Pullen as our independent registered public accountants is not required by our by-laws, or otherwise. However, we are submitting the selection of McGladrey & Pullen to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection of McGladrey & Pullen as our independent registered public accountants, the Audit Committee will reconsider the selection of such independent registered public accountants. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 4 RELATING TO THE RATIFICATION OF THE SELECTION OF MCGLADREY & PULLEN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2012.

31

AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed to be “soliciting material” or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

Management is responsible for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and for issuing an opinion thereon. The Audit Committee’s responsibility is to oversee these processes and our internal controls. The Audit Committee does not prepare or audit our financial statements or certify their accuracy.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the PCAOB in Rule 3200T.

Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm, McGladrey & Pullen, LLP, the firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm and the Audit Committee’s review of our audited financial statements and the representations of management, and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for fiscal 2011, as filed with the SEC.

This report is submitted by the Audit Committee.

Richard J. Berman
James P Patton

Disclosure of Principal Accountant Fees and Services

McGladrey & Pullen, LLP (“M&P”) have billed or anticipate billing us as follows for the year ended October 31, 2011 and 2010.

The following table sets forth the fees billed by our independent accountants for each of our last two fiscal years for the categories of services indicated.

	Fiscal Year 2011	Fiscal Year 2010
Audit Fees – McGladrey and Pullen LLP	$137,000	$103,708
Audit Related Fees – McGladrey and Pullen LLP	53,700	23,668
Tax Fees – RSM McGladrey, Inc. (1)	11,900	12,000
Total	$202,600	$139,376

(1)	Consists of professional services rendered by a company aligned without principal accountant for tax compliance and tax advice.

Audit Fees:  The Company recorded fees of $137,000 and $103,708, respectively, in connection with its audit of the Company’s financial statements for the fiscal years ended October 31, 2011 and 2010 and its review of the Company’s interim financial statements included in the Company’s Quarterly Reports on Form 10-Q for the periods ended January 31, April 30, and July 31.

Audit-Related Fees:  The Company recorded fees of $53,700 and $23,668, respectively, in connection with audit-related services for the fiscal year ended October 31, 2011 and 2010, primarily for review of comments to the Securities and Exchange Commission in its review of securities registration documents and the Company’s replies and for assistance with private placement memorandums and other document reviews.

Tax Fees:  The Company recorded fees of $11,900 and $12,000, respectively, in connection with tax fees for the fiscal year ended October 31, 2010 and 2009, primarily due to RSM McGladrey, Inc. amending and preparing the Company’s tax returns. The Company engaged RSM McGladrey, Inc. to amend and prepare the Company’s 2010 and 2009 tax returns.

32

All Other Fees:  No fees were classified outside the recorded Audit, Audit Related and Tax fees.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee will pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwriting) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan.

DEADLINE FOR RECEIPT OF 2013 STOCKHOLDER PROPOSALS

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2013 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices no later than March 21, 2013; provided, however, that in the event that we hold our 2013 annual meeting of stockholders more than 30 days before or after the one-year anniversary date of the 2012 Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Advaxis Inc.
Attn: Corporate Secretary
305 College Road East
Princeton, New Jersey 08540

Stockholder proposals to be presented at the 2013 annual meeting of stockholders, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the proxy statement for the 2013 annual meeting of stockholders, must be received in writing at our corporate offices no later than June 4, 2013 (45 days before the one-year anniversary of the date this proxy statement is expected to be mailed to you).

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

We and some brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request by mail to Mark J. Rosenblum, Chief Financial Officer and Secretary, Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, or by calling (609) 452-9813. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

The Board knows of no other matters that may come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters. Such discretionary authority is conferred by the proxy.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the Audit Committee Report specifically is not incorporated by reference into any other filings with the SEC.

33

ANNEX A

CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF ADVAXIS, INC.

(a Delaware corporation)

Advaxis, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1.         The amended and restated certificate of incorporation of the Corporation is hereby amended by deleting Article Fourth thereof in its entirety and inserting the following in lieu thereof:

“Fourth: The total number of shares which the Corporation shall have the authority to issue is One Billion Five Million (1,005,000,000) shares of which One Billion (1,000,000,000) shares shall be designated “Common Stock” and have a par value of $0.001 per share, and Five Million (5,000,000) shares shall be “blank check” preferred stock and have a par value of $0.001.”

2.        The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be executed and acknowledged by its duly appointed officer as of this ___ day of ________, 2012.

Name:
Title:

A-1

ANNEX B

AMENDMENT NO. 1

to the

ADVAXIS, INC.

2011 OMNIBUS INCENTIVE PLAN

This AMENDMENT NO. 1 to the ADVAXIS, INC. 2011 OMNIBUS INCENTIVE PLAN (“Amendment No. 1”) is effective as of June 28, 2012.

1. Amendment. Section 4(a) of the 2011 Omnibus Incentive Plan (the “Plan”) of Advaxis, Inc. (the “Corporation”), effective September 27, 2011, is hereby amended and restated in its entirety and shall read as follows:

“(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be Sixty Five Million (65,000,000). Any Shares that are subject to Awards shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.”

2. Effectiveness of Amendment No. 1. This Amendment No. 1 shall be effective upon the approval of the holders of at least a majority of the shares of common stock of the Corporation present in person or represented by proxy at the annual shareholders meeting and entitled to be cast at such meeting, in accordance with the terms and conditions of the Plan, the Corporation’s amended and restated certificate of incorporation, amended and restated bylaws and applicable Delaware law.

3. Effectiveness of Plan. Except as set forth in this Amendment No. 1, all of the terms and conditions of the Plan shall remain unchanged and in full force and effect.

4. Execution. The Board of Directors of the Corporation has caused its authorized officer to execute this Amendment No. 1 and to record the same in the books and records of the Corporation.

ADVAXIS, INC., a Delaware corporation

By:	/s/ Mark J. Rosenblum
	Name:	Mark J. Rosenblum
	Title:	Chief Financial Officer, Senior Vice President and Secretary

B-1

ADVAXIS, INC.
305 College Road East
Princeton, NJ 08540
ATT: Mark J. Rosenblum

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	CONTROL # → 000000000000
	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors
   Nominees

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Thomas A. Moore 02 James P. Patton 03 Roni A. Appel 04 Thomas J. McKearn 05 Richard J. Berman

02 0000000000

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000147013_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

ADVAXIS, INC.
2012 Annual Meeting of Stockholders
August 13, 2012 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Thomas A. Moore and Mark J. Rosenblum, and either one of them, proxies of and attorneys-in-fact for the undersigned, with full powers of substitution, to act for and to vote all shares of Advaxis, Inc. common stock owned by the undersigned, upon the matters set forth in the Notice of Annual Meeting and related Proxy Statement at the 2012 Annual Meeting of Stockholders of Advaxis, Inc., to be held at D&R Greenway Land Trust, Johnson Education Center, One Preservation Place, Princeton, NJ 08540, on Monday, August 13, 2012 at 10:00 am, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000147013_2 R1.0.0.11699